                                                                   Exhibit 10(n)


                           VARIABLE FUNDING LOAN AGREEMENT

                              dated as of March 3, 1995

                                        among

                           ENTERPRISE FUNDING CORPORATION,

                                     the Lender,

                                         and

                                  MID-STATE TRUST V,

                                    the Borrower,

                                         and

                        FIRST UNION NATIONAL BANK OF FLORIDA,

                           the Custodian/Collateral Agent,

                                         and

                            NATIONSBANK, N.A. (CAROLINAS)

                               the Administrative Agent

                                  TABLE OF CONTENTS

                                                                            Page
                                      ARTICLE I
                                       GENERAL...............................  2

SECTION 1.1.  Certain Defined Terms..........................................  2
SECTION 1.2.  Other Terms....................................................  2
SECTION 1.3.  Computation of Time Periods....................................  2


                                      ARTICLE II
                            AMOUNT AND TERMS OF COMMITMENT...................  2

SECTION 2.1.  Revolving Credit Facility......................................  2
SECTION 2.2.  Variable Funding Note..........................................  2
SECTION 2.3.  Availability of Borrowings.....................................  3
SECTION 2.4.  Selection of Tranche Periods and Tranche Rates.................  3
SECTION 2.5.  Interest and Fees..............................................  4
SECTION 2.6.  Mandatory and Optional Prepayments............................   4
SECTION 2.7.  Proceeds and Payments..........................................  6
SECTION 2.8.  Pledged Accounts...............................................  6
SECTION 2.9.  Payments and Computations, Etc.................................  7
SECTION 2.10.  Reports.......................................................  8


                                     ARTICLE III
                           REPRESENTATIONS AND WARRANTIES....................  8

SECTION 3.1.  Representations and Warranties of the Borrower.................  8
              (a)  Existence and Standing....................................  8
              (b)  Authorization and Contravention...........................  8
              (c)  Binding Effect............................................  8
              (d)  Perfection................................................  8
              (e)  Good Title................................................  9
              (f)  Accuracy of Information...................................  9
              (g)  Tax Status................................................  9
              (h)  Use of Proceeds...........................................  9
              (i)  Place of Business.........................................  9
              (j)  Nature of Accounts........................................  9
              (k)  No Event of Default.......................................  9
              (l)  Not an Investment Company.................................  9
              (m)  ERISA.....................................................  9
              (n)  Beneficial Ownership...................................... 10
              (o)  Debt for Tax.............................................. 10
              (p)  Unacceptable Investment................................... 10
              (q)  Action, Error, Omission, Etc.............................. 10
              (r)  No Litigation............................................. 10
              (s)  Default and Delinquency Ratios............................ 10
              (t)  Monthly Payments.......................................... 10
SECTION 3.2.  Reaffirmation of Representations\
                and Warranties by the Borrower............................... 11

                                      ARTICLE IV
                                 CONDITIONS PRECEDENT........................ 11

SECTION 4.1.  Conditions to Effectiveness.................................... 11
SECTION 4.2.  Conditions to Each Loan........................................ 13


                                      ARTICLE V
                                      COVENANTS.............................. 15

SECTION 5.1.  Affirmative Covenants of Borrower.............................. 15
              (a)  Comfort Letter............................................ 15
              (b)  Other Information......................................... 15
              (c)  Compliance Certificate.................................... 15
              (d)  Notice of Event of Default or
                   Potential Event of Default................................ 16
              (e)  Conduct of Business....................................... 16
              (f)  Compliance with Laws...................................... 16
              (g)  Furnishing of Information and
                   Inspection of Records..................................... 16
              (h)  Payment of Obligations.................................... 16
              (i)  Further Assurances........................................ 16
              (j)  Access.................................................... 17
              (k)  Costs and Expenses........................................ 17
              (l)  Amendments; Miscellaneous................................. 17

SECTION 5.2. Negative Covenants of Borrower.................................. 17
              (a)  No Extension or Amendment of Accounts..................... 17
              (b)  No Sale................................................... 18
              (c)  No Insurance.............................................. 18
              (d)  Other Business............................................ 18
              (e)  Dissolution............................................... 18
              (f)  Liens..................................................... 18
              (g)  No Amendment.............................................. 18
              (h)  No Mergers, Etc........................................... 18
              (i)  Change of Name, Etc....................................... 18
              (j)  Borrowing Base Deficiency................................. 19
              (k)  Pledged Accounts.......................................... 19
              (l)  Successor Service......................................... 19


                                      ARTICLE VI
                                   EVENTS OF DEFAULT......................... 19

SECTION 6.1.  Events of Default.............................................. 19
SECTION 6.2.  Remedies....................................................... 21

                                     ARTICLE VII
                      INDEMNIFICATION; EXPENSES; RELATED MATTERS............. 21

SECTION 7.1.  Indemnities by the Borrower.................................... 21
SECTION 7.2.  Indemnity for Taxes, Reserves, and Expenses.................... 22
SECTION 7.3.  Other Costs; Expenses and Related Matters...................... 24


                                     ARTICLE VIII
                                     MISCELLANEOUS........................... 25

SECTION 8.1.  Term of Agreement.............................................. 25
SECTION 8.2.  Waivers; Amendments............................................ 25
SECTION 8.3.  Notices........................................................ 25
SECTION 8.4.  Governing Law; Submission to Jurisdiction;
              Integration.................................................... 27
SECTION 8.5.  Severability; Counterparts..................................... 28
SECTION 8.6.  Successors and Assigns......................................... 28
SECTION 8.7.  Waiver of Confidentiality...................................... 28
SECTION 8.8.  Confidentiality Agreement...................................... 28
SECTION 8.9.  Liability of Owner Trustee..................................... 29
SECTION 8.10. No Bankruptcy Petition Against the Lender...................... 29
SECTION 8.11. No Recourse Against Stockholders,
              Officers, or Directors......................................... 29

Form of Variable Funding Note..............................................  A-1

Form of Borrowing Request..................................................  B-1

Form of Borrower's Counsel Opinion.........................................  C-1

                 VARIABLE FUNDING LOAN AGREEMENT


     VARIABLE FUNDING LOAN AGREEMENT (this "Loan Agreement"), dated as of March 3, 1995, by and among ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Lender"), MID-STATE TRUST V, a Delaware business trust, as borrower (the "Borrower"), FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, as custodian and collateral agent (the "Collateral Agent"), and NATIONSBANK, N.A. (CAROLINAS), a national banking association, as administrative agent (the "Administrative Agent").


                      PRELIMINARY STATEMENTS

     WHEREAS, the Borrower has been established pursuant to the Trust Agreement dated as of the date hereof;

     WHEREAS, on the Closing Date, and from time to time pursuant to the Depositor Account Transfer Agreement dated as of the date hereof (the "DAT Agreement"), Jim Walter Homes, Inc. (the "Originator") has agreed to convey certain Accounts to Mid-State Homes, Inc. (the "Depositor"), and the Depositor, pursuant to the Borrower Account Transfer Agreement dated as of the date hereof (the "BAT Agreement"), has agreed to convey certain Accounts to the Borrower;

     WHEREAS, pursuant to the Custodian/Collateral Agent Agreement dated as of the date hereof (the "CCA Agreement"), and as collateral security for its obligations under this Loan Agreement, the Borrower has agreed to assign all Accounts purchased by it, all of its rights under the DAT Agreement, the BAT Agreement, the Contribution Agreement, the Master Servicing Agreement and the Subservicing Agreement, and all of its right, title, interest in and to certain bank accounts and certain other collateral, and to deliver any notes evidencing indebtedness and certain other documents related to the Accounts, to the Collateral Agent for the benefit of the Lender, and to take such other steps as set forth in the CCA Agreement to create and perfect a first lien in all such rights in favor of the Collateral Agent, for the benefit of the Lender;

     WHEREAS, the Borrower has requested that the Lender make Loans to the Borrower, from time to time, which will be secured by the Collateral described above and evidenced by a Variable Funding Note, the proceeds of which will be used to purchase the Accounts;

     WHEREAS, the Lender will finance the Loans through the periodic issuance of Transaction Commercial Paper and Related
Liquidity Draws; and

     WHEREAS, subject to the terms and conditions set forth herein, the Lender is willing to make the Loans to the Borrower.

     NOW, THEREFORE, in consideration of the mutual benefits to be derived and the representations and warranties, conditions and promises herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


                            ARTICLE I

                             GENERAL

     SECTION 1.1. Certain Defined Terms. Capitalized terms used in this Loan Agreement shall have the meanings given such terms in Annex A hereto, unless otherwise defined herein.

     SECTION 1.2.  Other Terms.  All accounting terms not
specifically defined herein or in Annex A hereto shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC of the State of New York, and not specifically defined herein or in Annex A, are used herein as defined in such Article 9.

     SECTION 1.3. Computation of Time Periods. Unless otherwise stated in this Loan Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."


                            ARTICLE II

                  AMOUNT AND TERMS OF COMMITMENT

     SECTION 2.1. Revolving Credit Facility. Subject to the terms and conditions hereof, the Lender agrees to make loans ("Loans") to the Borrower from time to time as permitted by this Loan Agreement during the Facility Term in an aggregate amount outstanding at any time not to exceed the Maximum Net Investment; provided, however, that in no event shall the Lender make any Loan if, after giving effect to such Loan, either (a) the Net Investment would exceed the Maximum Net Investment or (b) a Borrowing Base Deficiency would exist.

     SECTION 2.2. Variable Funding Note. The Loans shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A (the "VFN"), payable to the order of the Lender. The Lender shall record the date and amount of each Loan made and the date and amount of each payment of principal thereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The VFN shall (a) be dated the Closing Date, (b) be stated to mature on the Scheduled Termination Date, and (c) provide for the payment of principal, interest and fees in accordance with Section 2.5 and Section 2.6 hereof.

     SECTION 2.3. Availability of Borrowings. During the Facility Term, the Borrower may request Loans on any Business Day by delivering to the Administrative Agent irrevocable notice of each borrowing via facsimile in the form of Exhibit B hereto (a "Borrowing Request") on the related Determination Date with respect to Loans to be made on a Remittance Date and at least two Business Days prior to the proposed Borrowing Date with respect to Loans to be made on any other Borrowing Date. The Borrowing Request shall specify (a) the proposed Borrowing Date for such Loan; (b) the amount of the Loan requested, which shall be at least $5,000,000 and integral multiples of $1,000,000 in excess thereof, and (c) the desired Tranche Period related thereto pursuant to Section 2.4. Each Borrowing Request shall be irrevocable and binding on the Borrower and the Borrower shall indemnify the Lender and the Administrative Agent against any loss or expense incurred by the Lender or the Administrative Agent, either directly or through the Liquidity Provider Agreement, as a result of any failure by the Borrower to complete such borrowing, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by the Lender, either directly or pursuant to the Liquidity Provider Agreement, by reason of the liquidation or reemployment of funds acquired by the Lender or the Liquidity Provider (including, without limitation, funds obtained by issuing commercial paper or promissory notes or obtaining deposits as loans from third parties) for the Lender to fund such borrowing.

     SECTION 2.4.  Selection of Tranche Periods and Tranche Rates.

          (a) At all times hereafter, but prior to the occurrence of a Termination Event, the Borrower shall, subject to the Lender's approval and the limitations described below, request Tranche Periods and allocate a portion of the Net Investment to each selected Tranche Period, so that the aggregate amounts allocated to outstanding Tranche Periods at all times shall equal the Net Investment. The Borrower shall give the Administrative Agent irrevocable notice by telephone of the new requested Tranche Period(s) at least two Business Days prior to the expiration of any then existing Tranche Period; provided, however, that the Lender may select, in its sole discretion, any such new or other Tranche Period if (i) the Borrower fails to provide such notice on a timely basis or (ii) the Lender determines, in its sole discretion, that the Tranche Period requested by the Borrower is unavailable or for any reason commercially undesirable. The Lender confirms that it is its intention to allocate all or substantially all of the Net Investment to one or more CP Tranche Periods; provided, that the Lender may determine, from time to time, in its sole discretion, that funding such Net Investment by means of one or more CP Tranche Periods is not desirable for any reason. If the Liquidity Provider acquires an interest with respect to the Accounts pursuant to the terms of the Liquidity Provider Agreement, the Liquidity Provider may exercise the right of selection granted to the Lender hereby. The Tranche Rate applicable to any such interest may be the BR Rate, the

     CD Rate, or the Eurodollar Rate, as determined by the Liquidity Provider. In the case of any Tranche Period outstanding upon the occurrence of a Termination Event, such Tranche Period shall end on the date of such occurrence.

          (b) At all times on and after the occurrence of a Termination Event, the Lender or the Liquidity Provider, as applicable, shall select all Tranche Periods and Tranche
     Rates applicable thereto.

     SECTION 2.5. Interest and Fees. The Borrower shall pay to the Lender, pursuant to the terms of the CCA Agreement, as interest on the outstanding Loans, the following amounts on the following dates:

          (a)  on each day (i) that a Tranche matures or
     (ii) interest is due and owing on any Related Credit Support Disbursements, an amount equal to the Discount due on such maturing Tranche (together with an amount equal to any Discount due on maturing Transaction Commercial Paper to the extent the amount of Transaction Commercial Paper issued in order to fund such Loan exceeds the amount of such Loan) and on such Credit Support Related Disbursement;

          (b) on each day that Transaction Commercial Paper is issued, the Dealer Fee with respect to such Transaction
     Commercial Paper;

          (c)  on each Remittance Date:

                          (i) the Program Costs (exclusive of any Dealer Fees paid pursuant to paragraph (b) of this Section
          2.5) due and payable on such date;

                         (ii) Defaulted Interest; and

                        (iii) an amount equal to the amount owing to any Indemnified Party pursuant to Article VII hereof and certain other expenses imposed on the Lender with respect to funding the Net Investment or its other obligations hereunder for the related Collection
          Period, if any.

     SECTION 2.6.   Mandatory and Optional Prepayments.  Unless a
Termination Event has occurred:

          (a) On each Remittance Date following the Facility Termination Date, the Borrower shall, or shall cause the Collateral Agent to, deposit in the Principal Payment Account the lesser of (i) the Net Investment as of the last day of the related Collection Period and (ii) the amount of Collections available therefor after application pursuant to clauses (i) through (iii) of Section 4.1(d) of the CCA Agreement.

          (b) On the Remittance Date with respect to which a Borrowing Base Deficiency existed on the related Determination Date and continues to exist on such Remittance Date, and on the second Business Day following the occurrence of a Borrowing Base Deficiency at any other time, if such Borrowing Base Deficiency still exists on such second Business Day, the Borrower shall, or shall cause the Collateral Agent to, deposit into the Principal Payment Account, an amount at least equal to such Borrowing Base Deficiency.

          (c) On each day that principal is due with respect to a Related Liquidity Draw or a Related Credit Support Disbursement pursuant to the Credit Support Agreement, the Borrower shall, or shall cause the Collateral Agent to, deposit in the Principal Payment Account an amount equal to such principal.

          (d) On or prior to the initial Scheduled Termination Date the Borrower shall, or shall cause the Collateral Agent to, deposit in the Principal Payment Account an amount not less than the lesser of (i) the Net Investment (or such other amount as agreed to by the Lender on the Business Day prior to such deposit) and (ii) the greater of (A) fifty percent of the highest outstanding Net Investment during the period from the Closing Date to the most recent origination date of the Accounts to be released from the Lien of this Loan Agreement in connection with such Take-Out (a "Take-Out Cut-Off Date") and (B) $100,000,000 (such deposit, a "Take-Out"). After a Take-Out occurs, if the Facility Term is extended pursuant to Section 8.1 hereof, the Borrower shall, or shall cause the Collateral Agent to, deposit in the Principal Payment Account within 36 months of the prior Take-Out not less than the lesser of (x) the Net Investment (or such other amount as agreed to by the Lender on the Business Day prior to such deposit) and (y) the greater of
     (1) fifty percent of the highest outstanding Net Investment during the period from the prior Take-Out to the related Take-Out Cut-Off Date and (2) $100,000,000.

          (e) Following the occurrence of the Facility Termination Date, on each Remittance Date on which the amount on deposit in the Reserve Account (after giving effect to all deposits to such account to be made on such date) exceeds the Specified Reserve Account Requirement for such date, the Borrower shall, or shall cause the Collateral Agent to, deposit in the Principal Payment Account the amount of such excess.

          (f) The Borrower shall have the right on any Remittance Date, upon written notice to the Administrative
     Agent not later than the related Determination Date, to deposit into the Principal Payment Account prepayments of principal on the VFN.

          (g) The Lender agrees that amounts deposited in the Principal Payment Account pursuant to the provisions of this

     Loan Agreement or the CCA Agreement shall be applied to repay maturing Tranches or related Credit Support Disbursements on each day a Tranche or Related Credit Support Disbursement matures. The Net Investment shall be reduced by any amounts withdrawn and paid to or at the direction of the Lender from the Principal Payment Account.

          (h) The entire principal balance of the VFN shall be due and payable on the Scheduled Termination Date together with all accrued and unpaid Discount thereon.

     SECTION 2.7. Proceeds and Payments. The proceeds of the Loans shall be used by the Borrower solely to purchase Accounts and to pay other amounts expressly permitted under the terms and conditions of the Operative Documents. Unless otherwise specified herein, any payments to be made to the Lender hereunder shall be paid or deposited in its account with Bankers Trust Company, Corporate Agency Group, ABA No. 021 001 033, Account No. 01419647, Reference EFC FFC to XX447 General Collateral, Attn: J.
R. Angelo, or such other account as may be designated in writing by the Lender to the Borrower.

     SECTION 2.8.  Pledged Accounts.

          (a) The Borrower shall establish, on or prior to the Closing Date, an Eligible Bank Account No. __________) at the Collateral Agent in the name of the Collateral Agent (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Lender.

          (b) The Borrower shall establish, on or prior to the Closing Date, an Eligible Bank Account (No. _____________) at the Collateral Agent in the name of the Collateral Agent (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are for the benefit of the Lender.

          (c) The Borrower shall establish, on or prior to the Closing Day, an Eligible Bank Account (No.______________) at the Collateral Agent in the name of the Collateral Agent (the "Holding Account") bearing a designation clearly indicating that the funds deposited therein are for the benefit of the Lender.

          (d) The Borrower shall establish, on or prior to the Closing Date, an Eligible Bank Account (ABA No. 053000196; Account No. 001366855) at the Administrative Agent in the name of the Lender (the "Principal Payment Account") bearing a designation clearly indicating that the funds deposited therein are for the benefit of the Lender. Funds on deposit in the Principal Payment Account (other than investment earnings) shall be invested in Eligible Investments at the written direction of the Borrower; provided that such investments will mature so that sufficient funds will be available uninvested for application by the Lender pursuant to paragraph (g) of Section 2.6 hereof. Investment earnings on amounts on deposit in the Principal Payment Account shall be paid by the Lender to the Borrower as soon as practicable following receipt thereof by the Lender. The Borrower will deposit into the Principal Payment Account losses on investments in the Principal Payment Account.

          (e) If at any time the Collection Account, the Reserve Account or the Holding Account shall no longer be an Eligible Bank Account, then the Borrower shall, within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Lender shall consent), cause such account to be moved such that such account will be an Eligible Bank Account. The Borrower shall immediately notify the Administrative Agent of the new location and account number of such account.

     SECTION 2.9.  Payments and Computations, Etc.

          (a) On the Business Day preceding a Borrowing Date, the Borrower shall request from the Lender, and the Lender shall provide to Borrower, the Market Discount Rate applicable to such Borrowing Date. On each Determination Date on which a Borrowing Request is made and within one Business Day of a written request from the Lender, the Borrower shall calculate the AEB, AMV and the Borrowing Base, using in the case of the AMV, the Market Discount Rate supplied by the Lender. The Lender and the Administrative Agent shall not be bound by, any calculation of the AEB, the AMV or the Borrowing Base by the Borrower.

          (b) All amounts to be paid or deposited by the Borrower hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 a.m. (New York City time) on the day when due in immediately available funds. If such amounts are payable to the Lender they shall be paid or deposited in accordance with Section 2.6 hereof, until otherwise notified by the Lender. The Borrower shall, to the extent permitted by law, pay to the Lender upon demand, interest on all amounts not paid to the Lender or deposited when required hereunder at a rate equal to the Base Rate. All computations of discount, interest, and all per annum fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed. Any computations by the Lender of a Borrowing Base Deficiency or amounts payable by the Borrower hereunder to the Lender, the Liquidity Provider or the Credit Support Provider shall be binding absent manifest error.

     SECTION 2.10. Reports. On each Determination Date, the Borrower shall cause the Master Servicer to provide to the Lender (a) the Master Servicing Certificate for the related Collection Period, (b) a Schedule of Accounts with respect to all Accounts owned by the Borrower and (c) such other information as the Lender may reasonably request.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lender that:

          (a) Existence and Standing. The Borrower (i) is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, (ii) has all power and all material governmental licenses, authorizations, consents, and approvals required to carry on its business in each jurisdiction in which its business is now conducted, and (iii) is duly qualified to do business and is in good standing under the laws of each jurisdiction where the conduct of its business requires such qualification.

          (b) Authorization and Contravention. The execution, delivery, and performance by the Borrower of this Loan Agreement, the VFN, and the other Operative Document to which the Borrower is a party are within the Borrower's powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any Governmental Authority, and do not contravene, or constitute a default under, any provision of applicable law or regulation or any other Operative Document to which the Borrower is a party, or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower, or result in the creation or imposition of any lien on assets of the Borrower.

          (c) Binding Effect. This Loan Agreement and the VFN constitute the legal, valid, and binding obligations of the Borrower, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the rights of creditors.

          (d) Perfection. At all times, the Borrower shall be the owner of all of the Collateral, free and clear of all liens, encumbrances, security interests, preferences, or other security arrangement of any kind or nature whatsoever (other than those permitted by the Operative Documents), and all mortgages, financing statements, and other documents required to be recorded or filed in order to perfect and protect the Collateral against all creditors of and purchasers from the Borrower will have been duly filed in each filing office necessary for such purpose and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

          (e) Good Title. At all times, the Lender shall have a valid and perfected first-priority security interest in the Collateral free and clear of any Adverse Claim.

          (f) Accuracy of Information. All information heretofore furnished by the Borrower or any Affiliate of the Borrower (including, without limitation, any information delivered pursuant to Sections 2.10 and 5.1 hereof) to the Lender or the Administrative Agent for purposes of or in connection with this Loan Agreement or any transactions contemplated hereby is, and all such information hereafter furnished by the Borrower to the Lender or the Administrative Agent will be, true and accurate in every material respect on the date such information is stated or certified.

          (g) Tax Status. The Borrower has filed all tax returns (federal, state, and local) required to be filed and has paid or made adequate provision for the payment of all taxes, assessments, and other governmental charges.

          (h) Use of Proceeds. The proceeds of the Loans will be used solely to purchase Accounts and to pay other amounts expressly permitted under the terms and conditions of the Operative Documents.

          (i) Place of Business. The chief place of business of the Borrower is located at the address of the Borrower indicated in Section
     8.3 hereof and all of the Borrower's Records are kept at the offices of the Collateral Agent.

          (j) Nature of Accounts. Each Account to be purchased with the proceeds of a Loan is an Eligible Account and an "eligible asset" as defined in Rule 3a-7 under the Investment Company Act of 1940, as amended.

          (k) No Event of Default. No event has occurred and is continuing and no condition exists which constitutes an Event of Default or, to the knowledge of the Borrower, a Potential Event of Default.

          (l) Not an Investment Company. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

          (m) ERISA. The Borrower is in compliance in all material respects with ERISA and no lien in favor of the Pension Benefit Guaranty Corporation on any of the Accounts exists.

          (n) Beneficial Ownership. The Depositor holds a 100% beneficial ownership in the Borrower.

          (o) Debt for Tax. The Borrower will treat the Loans as indebtedness for federal income tax purposes.

          (p) Unacceptable Investment. The Borrower has no knowledge of any material circumstance or condition with respect to the Accounts, the Obligors, or the credit standing of the Obligors that could reasonably be expected to cause an Account to be an unacceptable investment or adversely affect the value of any Account.

          (q) Action, Error, Omission, Etc.. To the knowledge of the Borrower, no material action, error, omission, misrepresentation, negligence, fraud, or similar occurrence with respect to an Account has taken place on the part of any person, including, without limitation, any Obligor, the Depositor, the Originator, any appraiser, any builder, or developer, or any other party involved in the origination of the Accounts or in the application of insurance in relation to such Accounts.

          (r) No Litigation. There are no actions, suits, or proceedings pending, or to the knowledge of the Borrower, threatened against or affecting the Borrower or any Affiliate of the Borrower or their respective properties, in or before any court, arbitrator, or other body which question the validity of this Loan Agreement or the transactions contemplated herein, or which could be reasonably expected to have a materially adverse effect on the financial condition of the Borrower or its ability to perform its obligations under this Loan Agreement (other than an appeal of the Consensual Plan after entry of the Confirmation Order so long as such Confirmation Order remains unstayed).

          (s) Default and Delinquency Ratios. The Default Ratio and the Delinquency Ratio with respect to the Accounts owned by the Borrower have not exceeded 3.1% and 1.4% respectively, for the 12-month period prior to December 31, 1994 and 3.8% and 1.8% respectively, for the period from January 1, 1995 to the Closing Date.

          (t)  Monthly Payments.  All Monthly Payments (net of the Servicing
     Fee) on the Accounts to be purchased with the proceeds of a Loan due after the applicable Cut-Off Date and received more than three Business Days prior to the Borrowing Date, plus the proceeds of each Full Prepayment of any such Account (including any related payment of interest) received by the Master Servicer after the Cut-Off Date but more than three Business Days prior to the Borrowing Date, will have been for deposited in the Holding Account in accordance with Section 2.7 of the Master Servicing Agreement.

     Any document, instrument, certificate or notice delivered to the Lender or the Administrative Agent under this Loan Agreement shall be deemed a representation and warranty by the Borrower.

     SECTION 3.2. Reaffirmation of Representations and Warranties by the Borrower. On each day that a Loan is made hereunder, the Borrower, by accepting the proceeds of such Loan, shall be deemed to have certified that all representations and warranties described in Section 3.1 are true and correct on and as of such day as though made on and as of such day.

                                  ARTICLE IV

                             CONDITIONS PRECEDENT

     SECTION 4.1. Conditions to Effectiveness. On or prior to the Closing Date, the Lender shall have received the following documents, instruments, and fees, all of which shall be in a form and substance acceptable to the Lender, or the following actions shall have occurred:

          (a) the Lender shall have received a certified copy of the Trust Agreement duly executed by the Owner Trustee and the Depositor;

          (b) the Lender shall have received a Good Standing Certificate for the Borrower issued by the Secretary of State of Delaware and certificates of qualification in all foreign jurisdictions where such qualification is material to the transactions contemplated by this Loan Agreement;

          (c) the Lender shall have received copies of all Operative Documents, together with all of the documents required to be delivered to the Lender thereunder;

          (d) the Lender shall have received (i) an Opinion of Counsel of Shackleford, Farrior, Stallings, & Evans, P.A., special counsel to the Borrower, covering the matters set forth in Exhibit C hereto and (ii) such Opinions of Counsel as the Lender may reasonably request satisfactory to the Lender regarding issues of state law relating to the effectiveness of the Account Documents to vest in the Collateral Agent a first priority lien in the Mortgaged Properties;

          (e) the Lender shall have received the VFN, duly executed by the Borrower, and all other Operative Documents, duly executed by the parties thereto;

          (f) the Borrower shall have paid to the Lender the Arrangement Fee and the Commitment Fee and any Dealer Fee to be paid on the Closing Date;

          (g) an order shall have been entered by the United States Bankruptcy Court confirming the Consensual Plan of Reorganization of Walter Industries, Inc. and its subsidiaries (the "Consensual Plan"), which order shall not have been stayed, and the Consensual Plan shall have become effective; provided, however, notwithstanding any other provision of this Loan Agreement, the filing or existence of an appeal of an order confirming the Consensual Plan, which shall not be the subject of a stay, and shall not be a basis, either directly or indirectly, for the failure or refusal of the Lender on or after the effective date of the Consensual Plan to make Loans under this Loan Agreement;

          (h) a final, nonappealable order shall have been entered by the United States Bankruptcy Court (A) authorizing and approving the Operative Documents and the transactions contemplated thereby in all respects and (B) containing specific findings that (x) the transfers of Accounts contemplated by the DAT Agreement and the BAT Agreement are true arms-length sales for fair consideration under the applicable state law, (y) upon purchase of the Accounts by the Depositor and the Borrower, the Accounts become the sole property of the Depositor and the Borrower, as applicable, and (z) neither the Depositor nor the Originator retains any ownership rights in the Accounts pursuant to Section 541 of the Bankruptcy Code or otherwise;

          (i) the Lender shall have received an Opinion of Counsel (i) covering the items set forth in clauses (x) (solely with respect to the BAT Agreement), (y) and (z) of paragraph (h) (B) of this Section 4.1 and (ii) to the effect that, in the event of the insolvency of the Originator or the Depositor, the Borrower would not be substantively consolidated with either such Person for purposes of the Bankruptcy Code;

          (j)  the Borrower shall have established the Pledged
     Accounts;

          (k) the Lender shall have received lien searches in the State of Florida with respect to the Originator and the Depositor, and in the State of Delaware with respect to the Borrower, in form and substance satisfactory to the Lender. Any termination statements or releases requested by the Lender to be filed with respect to the Accounts shall have been filed;

          (l) the Default Ratio and the Delinquency Ratio with respect to all Accounts originated by the Originator shall not have exceeded 3.1% and 1.4%, respectively, for the 12-month period prior to December 31, 1994 and 3.8% and 1.8%, respectively, for the period from January 1, 1995 to the Closing Date;

          (m) the Lender shall have received (i) a listing or magnetic tape of the portfolio of outstanding unpledged retail installment sales contracts of the Depositor as of January 31, 1995 showing with respect to each such contract
     (A) the economic balance and (B) the pay-off balance of each such contract, and (ii) the Originator's and/or the Depositor's magnetic tape format and specifications, and the Lender shall be satisfied with the results thereof; and

          (n) the Lender and the Administrative Agent shall have received such other documents instruments, certificates and opinions as the Lender or the Administrative Agent shall reasonably request.

     SECTION 4.2. Conditions to Each Loan. The obligation of the Lender to make the initial Loan hereunder and any subsequent Loan is subject to the satisfaction of the following conditions, each of which may be waived by the
Lender:

          (a) the Lender shall have received an Officers' Certificate from the Borrower stating that:

               (i) no Event of Default or Potential Event of Default shall have occurred and the Loan to be made on such date will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under any of the Operative Documents to which the Borrower is a party, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Borrower is a party or by which it is bound, or any order of any Governmental Authority entered in any proceeding to which the Borrower is a party or by which it may be bound or to which it may be subject, and all conditions precedent provided in this Loan Agreement relating to the Loan to be made on such date have been complied with;

               (ii) the Borrower is the owner of and has good title to each Account, has not assigned any interest or participation in any such Account (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Account to the Collateral Agent, and no other Person has any lien on, security interest in or other rights to any such Account;

               (iii) the Borrower has Granted to the Collateral
          Agent all of its right, title, and interest in and to each Account Granted to the Collateral Agent by it to secure the VFN;

               (iv) the information set forth in the Schedule of Accounts delivered to the Collateral Agent is correct;
          and

               (v) no material adverse change shall have occurred in the affairs of the Borrower or the Master Servicer or the value of the Accounts since December 20, 1994, with respect to the initial Loan, and the preceding Borrowing Date, with respect to each Loan thereafter;

          (b) all of the Account Documents relating to the Accounts to be purchased on such date have been delivered to the Collateral Agent within the time periods specified in
     Section 3.1 of the CCA Agreement, except that (i) in lieu of delivering the Account Documents for any Account which has been the subject of a Full Prepayment received by the Master Servicer after the Cut-Off Date but no later than three Business Days prior to the Borrowing Date, the Borrower may deliver, or cause to be delivered, as indicated in the Officers' Certificate from the Master Servicer delivered pursuant to paragraph (a) of this Section 4.2, the cash proceeds of such Full Prepayment and (ii) in lieu of delivering the Account Documents for any Account with respect to which foreclosure proceedings have been commenced and such Account Documents are required in connection with the prosecution of such proceedings, the Borrower may deliver a trust receipt pursuant to Section 3.2 of the CCA Agreement;

          (c)  the Borrower shall have delivered a Borrowing
     Request to the Lender pursuant to Section 2.3 hereof;

          (d) the Lender and the Collateral Agent shall have received the Schedule of Accounts relating to the Accounts to be purchased with the proceeds of such Loan;

          (e) the Lender shall have received acknowledgment copies of proper financing statements, duly filed under the Uniform Commercial Code of all jurisdictions that the Lender may deem necessary or desirable in order to perfect the ownership interest of the Borrower created by the BAT Agreement and the security interests created by the CCA Agreement and all other filings, notifications, consents and recordings necessary to consummate the transactions contemplated hereunder and under the other Operative Documents shall be accomplished and the Lender shall have received evidence of such filings, notifications, consents and recordings satisfactory in form and substance to the Lender;

          (f) the Lender shall have received copies of all consents, licenses and approvals, if any, required in connection with the execution, delivery and performance by it and the validity and enforceability against it of the Operative Documents to approvals shall be in full force and effect;

          (g) no more than 7% of the Accounts then owned by the Borrower may be in arrears for 60 days or more as of the last day of any month preceding the Borrowing Date;

          (h) the Depositor shall have continued to purchase or otherwise acquire all of the Accounts originated by the Originator on an ongoing basis;

          (i)  after giving effect to any new Loan, no Borrowing
     Base Deficiency shall exist;

          (j) the Facility Termination Date shall not have occurred;

          (k)  the order entered by the United States Bankruptcy
     Court confirming the Consensual Plan shall not have been stayed; and

          (l) no Servicer Default or default under any Subservicing Agreement shall have occurred and be continuing, and no condition that with the giving of notice or the passage of time world constitute a Servicer Default or a default under any Subservicing Agreement shall have occurred and be continuing.


                                  ARTICLE V

                                  COVENANTS

     SECTION 5.1. Affirmative Covenants of Borrower. At all times from the date hereof to the date on which all amounts due and owing to the Lender hereunder have been paid in full and this Loan Agreement has terminated unless the Lender shall otherwise consent in writing:

          (a)  Comfort Letter.  The Borrower shall deliver to the
     Lender within 60 days of its reasonable request a Comfort
     Letter with respect to all Accounts owned by the Borrower.

          (b) Other Information. The Borrower shall deliver to the Lender (i) a copy of all financial documents and reports provided to the Borrower by the Depositor, the Originator or any other Person in any capacity pursuant to the Operative Documents, and (ii) such other information (including non-financial information) as the Lender may from time to time reasonably request.

          (c) Compliance Certificate. The Borrower shall deliver to the Lender within 90 days after the close of its fiscal year, a compliance certificate signed by an authorized signatory of the Borrower stating that no Event of Default or Potential Event of Default exists, or if any Event of Default or Potential Event of Default exists, stating the nature and status thereof.

          (d) Notice of Event of Default or Potential Event of Default. As soon as possible and in any event within two days after the occurrence of an Event of Default or a Potential Event of Default, the Borrower shall provide to the Lender a statement setting forth details of such Event of Default or Potential Event of Default and the action which the Borrower proposes to take with respect thereto. The Borrower shall notify the Administrative Agent of the occurrence of any event of default or event, which, due to the giving of notice or lapse of time, or both, could become an event of default by itself, the Depositor or the Originator in any capacity under any of the Operative Documents of which it becomes aware.

          (e) Conduct of Business. The Borrower will carry on and conduct its business in substantially the same manner as it is presently conducted and do all things necessary to remain duly organized, validly existing, and in good standing as a business trust in the State of Delaware and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

          (f) Compliance with Laws. The Borrower will comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees, or awards to which it may be subject.

          (g)  Furnishing of Information and Inspection of
     Records. The Borrower will furnish to the Lender from time to time such information with respect to the Accounts as the Lender may reasonably request, including, without limitation, a schedule identifying the Obligor and the Outstanding Balance for each Account.

          (h) Payment of Obligations. The Borrower shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature.

          (i) Further Assurances. The Borrower shall do such further acts and things and execute and deliver to the Lender such assignments, agreements, powers and instruments as are required by the Lender to carry into effect the purposes of this Agreement and the other Operative Documents or to better assure and confirm unto the Lender its rights, powers and remedies hereunder and under the other Operative Documents, including, without limitation, to obtain such consents and give such notices, and to file and record all such documents and instruments, and renew each such consent, notice, filing and recordation, at such time or times, in such manner and at such places, as may be necessary or desirable to preserve and protect the position of the Lender hereunder and under the other Operative Documents. This covenant shall survive the termination of this Loan Agreement.

          (j) Access. The Borrower shall allow, and cause the Depositor to allow, the Lender and its representatives full and complete access during normal business hours and upon reasonable notice to the books, records, documents, and facilities of the Borrower and the Depositor, and will on the same conditions make the officers, employees, attorneys, agents, independent accountants, and actuaries of the Borrower and the Depositor available to discuss such aspects of the business, financial condition, or prospects of the Borrower and the Depositor as may be reasonably necessary.

          (k) Costs and Expenses. The Borrower shall pay all costs, fees, intangible, documentary and recording taxes in connection with the execution and delivery of this Loan
     Agreement and the other Operative Documents.

          (l)  Amendments; Miscellaneous.

               (i) The Borrower shall furnish to the Collateral Agent and the Lender copies of the form of each proposed amendment to the Trust Agreement, the Master Servicing Agreement or the Subservicing Agreement at least 60 days prior to the proposed date of adoption of any such proposed amendment.

              (ii) The Borrower will at all times hold itself out to the public under the Borrower's own name and as a separate and distinct entity from Walter Industries, Inc. and any of its Affiliates.

             (iii) The Borrower will at all times be responsible for the payment of all its obligations and indebtedness, will at all times maintain a business office, records, books of account, and funds separate from the Depositor and will observe all customary formalities of independent existence.

              (iv) To the extent such compliance involves questions of law, the Borrower shall be deemed in compliance with the requirements of any provision of this paragraph (l) if it is acting in accordance with an opinion of counsel as to such requirements.

     SECTION 5.2. Negative Covenants of Borrower. During the term of this Loan Agreement, unless the Lender shall otherwise consent in writing:

          (a) No Extension or Amendment of Accounts. Except as permitted by Section 2.1(j) of the Master Servicing Agreement or Section 3.4 of the CCA Agreement, the Borrower will not extend, amend, or otherwise modify the terms of any Account, or amend, modify, or waive any term or condition of any Account Document related thereto.

          (b) No Sale. The Borrower shall not sell, transfer, exchange or otherwise dispose of any portion of the Collateral except as expressly permitted by the Operative
     Documents.

          (c) No Insurance. The Borrower shall not obtain or carry insurance relating to the Accounts separate from that required by the Master Servicing Agreement, unless the Lender shall have the same rights with respect thereto as it has with respect to the insurance required by the Master Servicing Agreement.

          (d) Other Business. The Borrower shall not engage in any business or activity other than in connection with, or relating to, the issuance of the VFN or the preservation of the Collateral and the release of assets therefrom pursuant to this Loan Agreement, and the other Operative Documents to which the Borrower is a party.

          (e) Dissolution. The Borrower shall not dissolve or liquidate in whole or in part.

          (f) Liens. The Borrower shall not (i) permit the validity or effectiveness of this Loan Agreement or the CCA Agreement to be impaired, or permit the lien of the CCA Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Loan Agreement or, (ii) except as may be expressly permitted by the Operative Documents, permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of the CCA Agreement) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof, or
     (iii) except as permitted by the Operative Documents, permit the lien of the CCA Agreement not to constitute a valid and perfected first priority security interest in the Collateral.

          (g)  No Amendment.  The Borrower shall not amend the
     Trust Agreement.

          (h)  No Mergers, Etc.  The Borrower will not
     consolidate or merge with or into any other Person.

          (i) Change of Name, Etc. The Borrower will not change its name, identity, or structure or its chief executive office, unless at least 10 days prior to the effective date of any such change the Borrower delivers to the Collateral Agent UCC financing statements, executed by the Borrower, necessary to reflect such change and to continue the perfection of the Lender's ownership interests or security interests in the Accounts.

          (j) Borrowing Base Deficiency. The Borrower shall not on any day, permit a Borrowing Base Deficiency to exist.

          (k)  Pledged Accounts.  The Borrower shall not move any
     Pledged Account from the institution at which they are maintained on the Closing Date, except as permitted in accordance with Section 2.8.

          (l) Successor Servicer. The Borrower shall not permit any change of master servicer, except in accordance with the Master Servicing Agreement.


                            ARTICLE VI

                        EVENTS OF DEFAULT

     SECTION 6.1. Events of Default. The occurrence of any one or more of the following events shall constitute an Event of
Default:

          (a) Any representation, warranty, certification, or statement made by the Borrower in this Loan Agreement or in any other document delivered pursuant hereto or other Operative Document, or by the Depositor or the Originator in any of the Operative Documents, shall prove to have been incorrect in any material respect when made or deemed made;

          (b) Failure of the Borrower, to pay or deposit any amounts when required hereunder;

          (c) Failure of the Borrower, the Depositor, the Originator, or any of their respective Affiliates to pay when due any amounts due hereunder or the default by the Borrower, in the performance of any term, provision, or condition contained in any agreement under which any Indebtedness greater than $5,000,000 was created or is governed, regardless of whether such event is an "event of default" or "default" under any such agreement; or any Indebtedness greater than $5,000,000 shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof;

          (d) The default by the Borrower in the performance of any covenant or undertaking (i) to be performed or observed under Sections 5.1(d), 5.2(b), (d), (e), (f), (g), or (h) or
     (ii) to be performed or observed under any other provision hereof (other than described in paragraph (b) of this Section 6.1) and such default in the case of this clause
     (ii) shall continue for five days;

          (e) Any representation or warranty made or deemed made by the Borrower, the Originator or the Depositor, in any capacity, which is contained in any Operative Document or in any agreement, written report or written information furnished at any time under or required by the Operative Documents shall prove to have been false or incorrect in any material respect on or as of the date made or deemed made;

          (f) Any Event of Bankruptcy shall occur with respect to the Borrower, the Depositor, the Originator, or any of their Affiliates;

          (g) The Collateral Agent, for the benefit of the Lender, shall, for any reason, fail to have a valid and perfected first-priority security interest in the Collateral;

          (h) The Depositor or the Originator shall enter into any transaction or merger whereby it is not the surviving entity;

          (i) There shall have occurred any material adverse change in the operations of the Borrower, the Depositor, the Master Servicer or the Originator since the Closing Date which would have or reasonably could be expected to have a material adverse effect on the Lender or any other event shall have occurred which materially affects the Borrower's ability to perform under this Loan Agreement or the collectibility of the Accounts;

          (j)  An event of default under the Master Servicing
     Agreement or the Subservicing Agreement shall have occurred;

          (k) The Depositor shall fail to maintain its 100% beneficial ownership interest in the Borrower;

          (l) The Collections Coverage Ratio averaged for any three consecutive Collection Periods is (i) until a Take-Out has occurred, less than 125% for the first four Collection Periods after the Closing Date, 150% for any of the next eight Collection Periods, and 175% thereafter, (ii) following the occurrence of a Take-Out that is between 50% and 75% of the highest outstanding Net Investment for the period from the Closing Date to the Take-Out Cut-Off Date, in the case of the first Take-Out, or for the period between Take-Out Cut-Off Dates for subsequent Take-Outs, less than 150% for the four Collection Periods following such Take-Out and 175% for each Collection Period thereafter and (iii) following the occurrence of a Take-Out that is greater than 75% of the highest outstanding Net Investment for the period from the Closing Date to the Take-Out Cut-Off Date, in the case of the first Take-Out, or for the period between Take-Out Cut-Off Dates for subsequent Take-Outs, less than 125% for the three Collection Periods following such Take-Out, 150% for the next six Collection Periods, and 175% thereafter;

          (m) The amount on deposit in the Reserve Account fails to reach the Specified Reserve Account Requirement on or prior to the 15th Remittance Date or on or prior to the sixth Remittance Date following a Reserve Account Event;

          (n) The Delinquency Ratio with respect to the Accounts owned by the Borrower averaged for any three consecutive
     Collection Periods exceeds 3.5%;

         (o) The Default Ratio with respect to the Accounts owned by the Borrower averaged for any three consecutive Collection Periods exceeds 6%; or

         (p)  The Borrower fails to perform a Take-Out as set forth in
    Section 2.6 hereof.

    SECTION 6.2. Remedies. If a Termination Event shall have occurred, the Facility Term shall terminate. Upon the occurrence of a Termination Event, the Lender shall be entitled to exercise any rights it may have pursuant to the Operative Documents, including, without limitation, the CCA Agreement. The Lender may declare all amounts outstanding with respect to the VFN to be immediately due and payable, by a notice in writing to the Borrower, and upon any such declaration, together with accrued and unpaid interest thereon to the date of such acceleration and any other amounts due and payable to the Lender hereunder, shall become immediately due and payable.

                                 ARTICLE VII

                 INDEMNIFICATION; EXPENSES; RELATED MATTERS

    SECTION 7.1 Indemnities by the Borrower. Without limiting any other rights which the Lender may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Lender, the Liquidity Provider and the Credit Support Provider and any of their permitted assigns and their respective officers, directors, and employees (collectively, "Indemnified Parties") from and against any and all damages, losses, claims, liabilities, costs, and expenses, including reasonable attorneys' fees (which such attorneys may be employees of the Liquidity Provider, the Credit Support Provider, or the Lender) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by any of them arising out of or as a result of this Loan Agreement or the transactions contemplated hereby excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of an Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Loan Agreement) for uncollectible Accounts. Without limiting the generality of the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from:

         (a) reliance on any representation or warranty made by the Borrower under or in connection with this Loan Agreement or any other information or report delivered by the Borrower pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made;

         (b) the failure by the Borrower to comply with any applicable law, rule, or regulation with respect to any

    Account, or the nonconformity of any Account with any such applicable law, rule, or regulation;

         (c) the failure to vest and maintain vested in the Lender a first-priority perfected security interest in the Collateral, free and clear of any Adverse Claim;

         (d) the failure to file or record, or any delay in filing or recording, mortgages, financing statements, continuation statements, or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any of the Collateral; or

         (e) any dispute, claim, offset, or defense (other than discharge in bankruptcy) of an Obligor to the payment of any Account (including, without limitation, a defense based on such Account not being legal, valid, and binding obligation of such Obligor enforceable against it in accordance with its terms);

provided, however, that if the Lender enters into agreements for the purchase of interests in receivables from or the making of loans to one or more Other Transferors, the Lender shall allocate such Indemnified Amounts which are in connection with the Liquidity Provider Agreement, the Credit Support Agreement or the credit support furnished by the Credit Support Provider to the Borrower and each Other Transferor; and provided, further, that if such Indemnified Amounts are attributable to the Borrower and not attributable to any Other Transferor, the Borrower shall be solely liable for such Indemnified Amounts or if such Indemnified Amounts are attributable to Other Transferors and not attributable to the Borrower, such Other Transferors shall be solely liable for such Indemnified Amounts.

     SECTION 7.2.  Indemnity for Taxes, Reserves, and Expenses.

         (a) If after the date hereof, the adoption of any Law or bank regulatory guideline or any amendment or change in the interpretation of any existing or future Law or bank regulatory guideline by any Governmental Authority charged with the administration, interpretation, or application thereof, or the compliance with any directive of any Governmental Authority (in the case of any bank regulatory guideline, whether or not having the force of Law):

              (i) shall subject any Indemnified Party to any tax, duty, or other charge with respect to this Loan Agreement, the VFN, the Accounts, or payments of amounts due hereunder, or shall change the basis of taxation of payments to any Indemnified Party of amounts payable in respect of this Loan Agreement, the VFN, the Accounts, or payments of amounts due hereunder or its obligation to advance funds under the Liquidity Provider Agreement or the credit support furnished by the Credit Support Provider or otherwise in respect of this Loan Agreement, the VFN or the Accounts (except for changes in the rate of general corporate, franchise, net income, or other income tax imposed on such Indemnified Party by the jurisdiction in which such Indemnified Party's principal executive office is located);

              (ii) shall impose, modify, or deem applicable any reserve, special deposit, or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against assets of, deposits with or for the account of, or credit extended by, any Indemnified Party or shall impose on any Indemnified Party or on the United States market for certificates of deposit or the London interbank market any other condition affecting this Loan Agreement, the VFN, the Accounts, or payments of amounts due hereunder or its obligation to advance funds under the Liquidity Provider Agreement or the credit support provided by the Credit Support Provider or otherwise in respect of this Loan Agreement, the VFN, or the Accounts; or

              (iii) imposes upon any Indemnified Party any other expense (including, without limitation, reasonable attorneys' fees and expenses, and expenses of litigation or preparation therefor in contesting any of the foregoing) with respect to this Loan Agreement, the VFN, the Accounts, or payments of amounts due hereunder or its obligation to advance funds under the Liquidity Provider Agreement or the credit support furnished by the Credit Support Provider or otherwise in respect of this Loan Agreement, the VFN, or the Accounts, and the result of any of the foregoing is to increase the cost to such Indemnified Party with respect to this Loan Agreement, the VFN, the Accounts, the obligations hereunder, the funding of any Loans hereunder, the Liquidity Provider Agreement, or the Credit Support Agreement, by an amount deemed by such Indemnified Party to be material, then, within 10 days after demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts as will compensate such Indemnified Party for such increased cost or reduction.

         (b) If any Indemnified Party shall have determined that after the date hereof, the adoption of any applicable Law or bank regulatory guideline regarding capital adequacy, or any change therein, or any change in the interpretation thereof by any Governmental Authority, or any directive regarding capital adequacy (in the case of any bank regulatory guideline, whether or not having the force of law) of any such Governmental Authority, has or would have the effect of reducing the rate of return on capital of such Indemnified Party (or its parent) as a consequence of such Indemnified Party's obligations hereunder or with respect hereto to a level below that which such Indemnified

    Party (or its parent) could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Indemnified Party to be material, then from time to time, within 10 days after demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts as will compensate such Indemnified Party (or its parent) for such reduction.

         (c) The Lender will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle an Indemnified Party to compensation pursuant to this Section
    7.2. A notice by the Lender claiming compensation under this Section 7.2 and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Lender may use any reasonable averaging and attributing methods.

         (d) Anything in this Section 7.2 to the contrary notwithstanding, if the Lender enters into agreements for the acquisition of interests in receivables from one or more Other Transferors, the Lender shall allocate the liability for any amounts under this Section 7.2 ("Section 7.2 Costs") to the Borrower and each Other Transferor; provided, however, that if such Section 7.2 Costs are attributable to the Borrower and not attributable to any Other Transferor, the Borrower shall be solely liable for such Section 7.2 Costs or if such Section 7.2 Costs are attributable to Other Transferors and not attributable to the Borrower, such Other Transferors shall be solely liable for such Section 7.2 Costs.

    SECTION 7.3.  Other Costs; Expenses and Related Matters.

         (a) The Borrower agrees, upon receipt of a written invoice, to pay or cause to be paid, and to save the Lender and the Administrative Agent harmless against liability for the payment of, all reasonable out-of-pocket expenses (including, without limitation, attorneys', accountants' and other third parties' fees and expenses, any filing fees and expenses incurred by officers or employees of the Lender) incurred by or on behalf of the Lender and the Administrative Agent (i) in connection with the negotiation, execution, delivery, and preparation of this Loan Agreement, the other Operative Documents, and any documents or instruments delivered pursuant hereto and the transactions contemplated hereby (including, without limitation, the perfection or protection of the Collateral) and (ii) from time to time (A) relating to any amendments, waivers, or consents under this Loan Agreement, (B) arising in connection with the Lender's or its agent's enforcement or preservation of rights (including, without limitation, the perfection and protection
                                     - 24 -
    of the Collateral under this Loan Agreement), or (C) arising in connection with any audit, dispute, disagreement, litigation, or preparation for litigation involving this Loan Agreement and the other Operative Documents (all of such amounts, collectively, "Transaction Costs").

         (b) The Borrower shall pay the Lender on demand any Early Collection Fee due on account of the reduction of the Net Investment on a day prior to a Remittance Date.


                                   ARTICLE VIII

                                 MISCELLANEOUS

    SECTION 8.1 Term of Agreement. This Loan Agreement shall terminate following the Facility Termination Date when the Net Investment has been reduced to zero, all accrued Discount has been paid in full, and all other amounts due under this Loan Agreement have been paid in full; provided, however, that (i) the rights and remedies of the Lender with respect to any representation and warranty made or deemed to be made by Borrower pursuant to this Loan Agreement, (ii) the indemnification and payment provisions of
Article VII, and (iii) the agreement set forth in Section 8.9 thereof, shall be continuing and shall survive any termination of this Loan Agreement.

    SECTION 8.2 Waivers; Amendments. No failure or delay on the part of the Lender in exercising any power, right, or remedy under this Loan Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, or remedy preclude any other further exercise thereof or the exercise of any other power, right, or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any provision of this Loan Agreement may be amended if, but only if, such amendment is in writing and is signed by the Borrower and the Lender.

    SECTION 8.3 Notices. Except as provided below, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy, or electronic facsimile transmission or similar writing) and shall be given to the other party at its address or telecopy number set forth below or at such other address or telecopy number as such party may hereafter specify for the purposes of notice to such party. Each such notice or other communication shall be effective (a) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and confirmation is received, (b) if given by mail three Business Days following such posting, or (c) if given by any other means, when received at the address specified in this Section 8.3. However, anything in this Section 8.3 to the contrary notwithstanding, the Borrower hereby authorizes the Lender to effect Loans and Tranche Period selections based on telephonic notices made by any Person which the Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Administrative Agent a written confirmation of each telephonic notice signed by an authorized officer of the Borrower. However, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs in any material respect from the action taken by the Lender, the records of the Lender and the Administrative Agent shall govern absent manifest error.

         If to the Lender:

              Enterprise Funding Corporation
              c/o Merrill Lynch Money Markets Inc.
              World Financial Center -- South Tower
              225 Liberty Street
              New York, New York  10080
              Attention:  Gary Carlin
              Telephone:  (212) 236-7200
              Telecopy:   (212) 236-7584

              (with a copy to the Administrative Agent)

         If to the Borrower:

              Mid-State Trust V
              c/o Wilmington Trust Company
              1100 North Market Street
              Wilmington, Delaware 19890
              Attention:  Bruce L. Bisson
              Telephone:  (302) 651-1000
              Telecopy:   (302) 651-8882

         with a copy to:

              Mid-State Homes, Inc.
              1500 North Dale Mabry Highway
              Tampa, Florida  33607
              Attention:  William H. Weldon
              Telephone:  (813) 871-4523
              Telecopy:   (813) 871-4430

         If to the Collateral Agent:

              First Union National Bank of Florida, N.A.
              First Union Financial Center
              200 South Biscayne Boulevard
              Miami, FL  33131
              Attention:  Corporate Trust Department
              Telephone:  (305) 789-4686
              Telecopy:   (305) 789-4678

         If to the Administrative Agent:

              NationsBank, N.A. (Carolinas)
              NationsBank Corporate Center  7th Floor
              Charlotte, North Carolina  28255
              Attention:  Michelle M. Heath
                             Investment Banking
              Telephone:  (704) 386-7922
              Telecopy:   (704) 388-9169

    SECTION 8.4.  Governing Law; Submission to Jurisdiction; Integration.

          (a) THIS LOAN AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE CITY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS LOAN AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Nothing in this Section 8.4 shall affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of other jurisdictions.

         (b) This Loan Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

         (c) Notwithstanding paragraph (a) of this Section 8.4, if anything in such paragraph is deemed to conflict with the retention of jurisdiction by the Court (as defined in the Consensual Plan) set forth in the Consensual Plan, the Consensual Plan shall govern.

    SECTION 8.5. Severability; Counterparts. This Loan Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Loan Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    SECTION 8.6.  Successors and Assigns.

         (a) This Loan Agreement shall be binding on the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign any of its rights or delegate any of its duties hereunder without the prior written consent of the Lender. No provision of this Loan Agreement shall in any manner restrict the ability of the Lender to assign, participate, grant security interests in, or otherwise transfer any portion of the Collateral.

         (b) The Borrower hereby agrees and consents to the assignment by the Lender from time to time of all or any part of its rights under, interest in, and title to this Loan Agreement and its interest in the Collateral to any Liquidity Provider. In addition, the Borrower hereby agrees and consents to the complete assignment by the Lender of all of its rights under, interest in, and title to this Loan Agreement and its interest in the Collateral to the Collateral Agent.

    SECTION 8.7. Waiver of Confidentiality. The Borrower hereby consents to the disclosure of any nonpublic information with respect to it received by the Lender or the Administrative Agent to any of the Lender, any nationally recognized rating agency rating the Lender's commercial paper, the Administrative Agent, the Liquidity Provider, the Dealers, or the Credit Support Provider in relation to this Loan Agreement.

    SECTION 8.8. Confidentiality Agreement. The Borrower hereby agrees that it will not disclose the contents of this Loan Agreement or any other proprietary or confidential information of the Lender, the Collateral Agent, the Administrative Agent, the Liquidity Provider or the Credit Support Provider to any other Person except (a) its auditors and attorneys, employees or financial advisors (other than any commercial bank), and any nationally recognized rating agency, provided such auditors, attorneys, employees, financial advisors, or rating agencies are informed of the highly confidential nature of such information or (b) as otherwise required by applicable law or order of a court of competent jurisdiction.

    SECTION 8.9. Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Loan Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it as the Owner Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Borrower, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the other parties hereto and by any Person claiming by, through or under such parties and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Loan Agreement.

    SECTION 8.10. No Bankruptcy Petition Against the Lender. The Borrower hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper or other indebtedness of the Lender, it will not institute against, or join any other Person in instituting against, the Lender any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

    SECTION 8.11. No Recourse Against Stockholders, Officers, or Directors. No recourse under any obligation, covenant, or agreement of the Lender contained in this Loan Agreement shall be had against Merrill Lynch Money Markets Inc. (or any affiliate thereof), or any stockholder, officer, or director of the Lender, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Loan Agreement is solely a corporate obligation of the Lender, and that no personal liability whatever shall attach to or be incurred by Merrill Lynch Money Markets Inc. (or any affiliate thereof), or the stockholders, officers, or directors of the lender, as such, or any of them, under or by reason of any of the obligations, covenants, or agreements of the Lender contained in this Loan Agreement, or implied therefrom, and that any and all personal liability for breaches by the Lender of any of such obligations, covenants or agreements, either at common law or at equity, or by statute or constitution, of Merrill Lynch Money Markets Inc. (or any affiliate thereof) and every such stockholder, officer, or director is hereby expressly waived as a condition of and consideration for the execution of this Loan Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Variable Funding Loan Agreement as of the date first written above.

                         ENTERPRISE FUNDING CORPORATION,
                           as Lender



                         By: /s/ Thomas S. Dunstan
                             ------------------------------------------------
                             Name:  Thomas S. Dunstan
                             Title:

                         MID-STATE TRUST V,
                           as Borrower

                         By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee



                         By: /s/ Emmett R. Harmon
                             ------------------------------------------------
                             Name:  Emmett R. Harmon
                             Title: Vice President


                         FIRST UNION NATIONAL BANK OF FLORIDA,
                           as Custodian/Collateral Agent



                         By: /s/ Lisa Derryberry
                             ------------------------------------------------
                             Name:  Lisa Derryberry
                             Title: Vice President


                         NATIONSBANK, N.A. (CAROLINAS)
                           as Administrative Agent



                         By: /s/ Michelle M. Heath
                             ------------------------------------------------
                             Name:  Michelle M. Heath
                             Title: Vice President

                                                                      EXHIBIT A


                        [Form of Variable Funding Note]


                             VARIABLE FUNDING NOTE

                              New York, New York
                                [Closing Date]


     FOR VALUE RECEIVED, the undersigned, MID-STATE TRUST V, a Delaware business trust (the "Borrower"), promises to pay to the order of ENTERPRISE FUNDING CORPORATION (the "Lender"), on the date specified in Section 2.3 of the Loan Agreement (as hereinafter defined), at the office of the Lender, c/o NationsBank, N.A. (Carolinas), as Administrative Agent, NationsBank Corporate Center, 7th Floor, Charlotte, North Carolina, 28255, in lawful money of the United States of America and in immediately available funds, the principal amount of FIVE HUNDRED MILLION DOLLARS ($500,000,000), or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to the Loan Agreement, and to pay interest at such office, in like money, from the date hereof on the unpaid principal amount of such Loans from time to time outstanding at the rates and on the dates specified in Sections 2.5 and 2.6 of the Loan Agreement.

     The Lender is authorized to record, on the schedules annexed hereto and made a part hereof or on other appropriate records of the Lender, the date and the amount of each Loan made by the Lender, each continuation thereof, the Tranche Period for such Loan and the date and amount of each payment or prepayment of principal thereof. Any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure of the Lender to make any such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Loan Agreement in respect of the Loans.

     This Variable Funding Note is the Variable Funding Note referred to in the Variable Funding Loan Agreement dated as of March __, 1995 (as amended, supplemented, or otherwise modified and in effect from time to time, the "Loan Agreement") among the Lender, the Borrower, First Union National Bank of Florida, as Collateral Agent, and NationsBank, N.A. (Carolinas), as Administrative Agent, and is entitled to the benefits thereof. Capitalized terms used herein without definition have the meanings assigned to them in the Loan Agreement.

This Variable Funding Note is subject to optional and mandatory prepayment as provided in the Loan Agreement.

     Upon the occurrence of a Termination Event, the Lender shall have all of the remedies specified in the Loan Agreement. The Lender hereby waives presentment, demand, protest, and all notices of any kind.

     THIS VARIABLE FUNDING NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                   MID-STATE TRUST V

                                   By:  Wilmington Trust Company,
                                        not in its individual
                                        capacity but solely as
                                        Owner Trustee



                                   By:  _________________________
                                        Title:

                                 Schedule 1 to
                             VARIABLE FUNDING NOTE


                   Principal       Discount        Prepayment
                      of              on             of
   Date              Loans          Loans            Loans       Notation By
   ----            ---------       --------        ----------    -----------

                                                                      EXHIBIT B


                          [Form of Borrowing Request]

                               BORROWING REQUEST


     MID-STATE TRUST V (the "Borrower"), pursuant to Section 2.3 of the Variable Funding Loan Agreement dated as of March __, 1995 (as amended, modified, or supplemented from time to time, the "Loan Agreement"), hereby requests that Enterprise Funding Corporation make a Loan to it pursuant to the following instructions:

Borrowing Date: ____________

Loan amount: _____________

Tranche Period(s): ____________

Account to be credited: ____________ [bank name]

     ABA No. ____________

     Account No. ____________

     Reference No. ____________

Please credit the above-mentioned account by 10:00 a.m. (New York City time) on the Borrowing Date. Capitalized terms used herein have the meaning assigned to them in the Loan Agreement.

          AEB:                $______________

          AMV:                $______________

          Borrowing Base:     $______________


     The Borrower hereby certifies as of the date hereof that the Conditions Precedent to each Loan set forth in Section 4.2 of the Loan Agreement have been satisfied, and that all of the representations and warranties made in
Section 3.1 of the Loan Agreement are true and correct on and as of the Borrowing Date for such Loan, both before and after giving effect to such Loan.

                                   MID-STATE TRUST V


                                   ________________________________
                                   By:
                                   Title:


Dated:  ___________ __, 199_

                                                                      EXHIBIT C

                     [Form of Borrower's Counsel Opinion]



                   [Letterhead of Counsel for the Borrower]


                                    March __, 1995


Enterprise Funding Corporation
c/o Merrill Lynch Money Markets Inc.
Merrill Lynch World Headquarters
World Financial Center--South Tower
25 Liberty Street--8th Floor
New York, New York  10080

NationsBank, N.A. (Carolinas)
 as Liquidity Provider and Collateral Agent
100 North Tryon Street
Charlotte, North Carolina 28255

Ladies and Gentlemen:

          This opinion is furnished to you pursuant to Section 4.1 of the Variable Funding Loan Agreement dated as of March __, 1995 (the "Loan Agreement") among Mid-State Trust V (the "Borrower") and Enterprise Funding Corporation (the "Lender"). Terms defined in the Loan Agreement and not otherwise defined herein are used in this opinion with the meanings so defined.

          We have acted as counsel to the Borrower in connection with the preparation of the Loan Agreement and the transactions and other documents contemplated thereby.

          We have examined, on the date hereof, the Loan Agreement and all Exhibits thereto, the Variable Funding Note, the other Operative Documents to which the Borrower is a party, certificates of public officials, copies of each of the above having been delivered to you. We have also examined the closing documents delivered pursuant to the Loan Agreement and copies of all such documents and records and have made such investigations of law, as we have deemed necessary and relevant as a basis for our opinion. With respect to the accuracy of material factual matters which were not independently established, we have relied on certificates and statements of officers of the Borrower.

          On the basis of the foregoing, we are of the opinion that:

     1. The Borrower is a Delaware business trust duly formed, validly existing and in good standing under the laws of the State of Delaware, Del. Code Ann. tit. 12 Section 3801, et seq. (1994), has the power and authority to own its properties and to carry on

Enterprise Funding Corporation
NationsBank, N.A. (Carolinas)
March __, 1995
Page 2


its business as now being conducted, and had at all relevant times, and now has, all necessary power, authority, and legal right to acquire and own the Trust Assets, and is duly qualified and in good standing as a foreign business trust and is authorized to do business in each jurisdiction in which the affect upon the business properties of the Borrower or its ability to perform its obligations under the Loan Agreement.

     2. The Borrower has the power and has taken all necessary action to execute, deliver, and perform the Loan Agreement, the Variable Funding Note, and all other Operative Documents to which the trust is a party, each in accordance with its respective terms, and to consummate the transactions contemplated thereby. The Loan Agreement, the Variable Funding Note, and all other Operative Documents to which the Borrower is a party have been duly executed and delivered by the Borrower and when duly executed and delivered will constitute the legal, valid, and binding obligations of the Borrower enforceable against the Borrower in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     3. The execution, delivery, and performance in accordance with their terms by the Borrower of the Loan Agreement, the Variable Funding Note, and all other Operative Documents to which the Borrower is a party and the consummation of the transactions contemplated thereby, do not and will not
(a) require (i) any governmental approval or (ii) any consent or approval of any other party which has not been obtained, (b) violate or conflict with, result in a breach of, or constitute a default under (i) the Trust Agreement,
(ii) to the best of our knowledge after due inquiry, any other agreement to which the Borrower is a party or by which the Borrower or any of its properties may be bound, or (iii) any applicable law, or any order, rule, or regulation applicable to the Borrower of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Borrower or any of its proper ties, or (c) result or require in the creation or imposition of any Lien upon any of the assets, property or revenue of the Borrower other than as contemplated by the Operative Documents.

     4. To the best of our knowledge, after due inquiry, there are not, in any court or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits, proceedings, or investigations, pending or

Enterprise Funding Corporation
NationsBank, N.A. (Carolinas)
March __, 1995
Page 3

threatened, (a) against the Borrower or the business or any property of the Borrower except actions, suits, or proceedings that, if adversely determined, would not, singly or in the aggre gate, have a materially adverse affect on the Borrower, or on the ability of the Borrower to perform its respective obligations under the Loan Agreement, the Variable Funding Note, and all other Operative Documents to which the Borrower is a party or (b) relating to the Loan Agreement, the Variable Funding Note, and all other Operative Documents to which the Borrower is a party.

     5. Upon the delivery of the Account Documents relating to the Accounts to the Collateral Agent and the execution and delivery of the CCA Agreement, the Lender will have a first priority perfected security interest in the Collateral.

          The foregoing opinions and conclusions were given only in respect of the laws of New York and, to the extent specifically referred to herein, the Federal laws of the United States of America.

          This opinion has been delivered at your request for the purposes contemplated by the Loan Agreement. Without our prior written consent, this opinion is not to be utilized or quoted for any other purpose and no one other than you is entitled to rely thereon.

                              Very truly yours,

                      AMENDMENT NO. 1 TO LOAN AGREEMENT


    AMENDMENT NO. 1 TO LOAN AGREEMENT (this "Amendment"), dated as of August 2, 1995, by and among MID-STATE TRUST V, as Borrower (the "Borrower"), ENTERPRISE FUNDING CORPORATION, as Lender (the "Lender"), FIRST UNION NATIONAL BANK OF FLORIDA, as Custodian/Collateral Agent (the "Collateral Agent"), and NATIONSBANK, N.A. (CAROLINAS), as Administrative Agent (the "Administrative Agent").

    Capitalized terms used and not defined in this Amendment shall have the meanings ascribed to such terms in the Variable Funding Loan Agreement, dated as of March 3, 1995 (the "Loan Agreement"), among the parties hereto.


                            PRELIMINARY STATEMENTS

    WHEREAS, the parties hereto are parties to the Loan Agreement;

    WHEREAS, the parties hereto wish to amend certain terms of the Loan Agreement as hereinafter provided;

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Loan Agreement and other good and valuable consideration, the receipt and adequacy of which is hereby expressly acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


    SECTION 1.  Amendments.  The Loan Agreement is hereby amended as follows:

    (a)  Section 2.5 is hereby amended by:

         (i) deleting paragraph (a) of such Section and replacing it with the following:

               "(a) on each day (i) that a Tranche matures or (ii)
                    interest is due and owing on any Related Credit Support Disbursements or Related Liquidity Draws, an amount equal to the Discount due on such maturing Tranche (together with an amount equal to any Discount due on maturing Transaction
                    Commercial Paper to the extent the amount of Transaction Commercial Paper issued in order to fund such Loan exceeds the amount of such Loan) and the interest due on such Related Credit Support Disbursement or Related Liquidity Draw.";

         (ii) deleting clause (iii) of paragraph (c) of such Section in its entirety and replacing it with the following:

                    "(iii) to the extent not paid by the Borrower under Article VII hereof, an amount equal to the amount owing to any Indemnified Party pursuant to such Article VII"; and

         (iv)  inserting the following at the end of such Section:

                    "Notwithstanding anything to the contrary, the amount due and payable from the Borrower to the Lender pursuant to clause (i) of paragraph (c) of this Section 2.5 shall be discharged on each Remittance Date to the extent and in the amount of any Surety Bond Premium paid by the Collateral Agent to the Surety Provider on such date. As used in this Agreement, the terms "Surety Bond Premium" and "Surety Provider" shall have the meanings ascribed to such terms in the Amended and Restated CCA Agreement dated as of August 2, 1995 (the "Amended and Restated CCA Agreement") among the Lender, the Borrower, the Collateral Agent, NationsBank, N.A. (Carolinas) ("NationsBank") and Capital Markets Assurance Corporation."

    (b)  Section 2.6 is hereby amended by:

         (i)   inserting the following at the end of paragraph (a) thereof:

                    "(net of all accrued and unpaid Discount on all Tranches and interest on any Related Credit
                    Support Disbursements and Related Liquidity Draws through such Remittance Date.)"

         (ii)  inserting the following at the end of paragraph (e) thereof;
               and

                    "less any amount due to the Surety Provider pursuant to Section 4.2(c) of the Amended and Restated CCA Agreement."

         (iii) inserting the phrase ", Related Liquidity Draw" immediately following the word "Tranches" and immediately following the word "Tranche" in the first sentence of paragraph (g) thereof.

    (c)  Section 2.8 is hereby amended by:

         (i) inserting the phrase "in the name of the Collateral Agent" following the phrase "Eligible Investments" in paragraph (d) of such Section; and

         (ii) deleting paragraph (e) of such Section in its entirety and replacing it with the following:

               "If at any time the Collection Account, the Reserve Account, the Principal Payment Account or the Holding Account shall no longer be an Eligible Bank Account, then the Borrower shall, within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Lender shall consent), cause such account and the funds on deposit therein to be moved so that such account shall be an Eligible Bank Account. The Borrower shall immediately notify the Administrative Agent and the Rating Agencies of the new location and account number of such account. For purposes of this Agreement, the term "Eligible Bank Account" shall mean, if such bank account does not meet the requirements of paragraphs (a) and (b) of such definition, a bank account otherwise acceptable to the Lender, the Surety Provider and the Rating Agencies."

    (d) Section 2.9 is hereby amended by deleting the first sentence thereof and replacing it with the following sentence:

               "On the Business Day preceding a Determination Date relating to a Borrowing Date, the Borrower shall request from the Lender, and the Lender shall provide to the Borrower, the Market Discount Rate applicable to the related Borrowing Date."

    (e)  Section 7.1 is hereby amended by:

         (i)   adding the following at the end of clause (ii) of such
               Section 7.1

               "or (iii) any obligations of the Lender or of NationsBank owing to the Surety Provider under the Insurance and Reimbursement Agreement, dated as of August 2, 1995, among the Lender, the Borrower, NationsBank, the Surety Provider and the Collateral Agent."; and

         (ii)  deleting the proviso to such Section in its entirety.


    SECTION 2. Effectiveness; Binding Effect. This Amendment shall be effective as of the date hereof. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.


    SECTION 3. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.


    SECTION 4. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.


    SECTION 5. Loan Agreement to Remain in Full Force and Effect. Except as amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. All references in the Loan Agreement to "herein," or words of like import, and all references to the Loan Agreement in any agreement or document shall hereafter be deemed to refer to the Loan Agreement as amended hereby.


    SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same amendment.


    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                  MID-STATE TRUST V

                                  By:  Wilmington Trust Company, not in its
                                       individual capacity but solely as Owner
                                       Trustee



                                  By: /s/ Emmett R. Harmon
                                     -------------------------------
                                     Name:  Emmett R. Harmon
                                     Title: Vice President


                                  ENTERPRISE FUNDING CORPORATION

                                  By: /s/ Thomas S. Dunstan
                                     -------------------------------
                                     Name:  Thomas S. Dunstan
                                     Title: Vice President



                                  FIRST UNION NATIONAL BANK OF FLORIDA,
                                  as Collateral Agent


                                  By: /s/ Lisa Derryberry
                                     -------------------------------
                                     Name:  Lisa Derryberry
                                     Title: Vice President



                                  NATIONSBANK, N.A. (CAROLINAS),
                                  as Administrative Agent


                                  By: /s/ Michelle M. Heath
                                     -------------------------------
                                     Name:  Michelle M. Heath
                                     Title: Vice President

                          AMENDMENT NO. 2 TO LOAN AGREEMENT


    AMENDMENT NO. 2 TO LOAN AGREEMENT (this "Amendment"), dated as of March 29, 1996, by and among MID-STATE TRUST V, as Borrower (the "Borrower"), ENTERPRISE FUNDING CORPORATION, as Lender (the "Lender"), FIRST UNION NATIONAL BANK OF FLORIDA, as Custodian/Collateral Agent (the "Collateral Agent"), and NATIONSBANK, N.A., as Administrative Agent (the "Administrative Agent").

    Capitalized terms used and not defined in this Amendment shall have the meanings ascribed to such terms in the Variable Funding Loan Agreement, dated as of March 3, 1995, among the parties hereto, as amended from time to time (as so amended, the "Loan Agreement").


                                PRELIMINARY STATEMENTS

    WHEREAS, the parties hereto are parties to the Loan Agreement;

    WHEREAS, the parties hereto wish to amend certain terms of the Loan Agreement as hereinafter provided;

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Loan Agreement and other good and valuable consideration, the receipt and adequacy of which is hereby expressly acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


    SECTION 1.  Amendments.  The Loan Agreement is hereby amended as follows:

    (a) Section 2.6 is hereby amended by inserting the following at the end of the parenthetical at the end of paragraph (a) thereof:

              "and net of any amounts paid to the provider of any Qualified Hedge Agreement as permitted by the CCA Agreement".

    (b) Section 5.1 is hereby amended by adding the following clause at the end of such Section:

              "(m) The Borrower shall maintain in full force and effect a Qualified Hedge Agreement with respect to all Accounts owned by the Borrower the Account Notes of which bear interest at a rate of less than 10% per annum."

    (c)  Section 6.1 is hereby amended by:

            (i) Deleting the period at the end of paragraph (p) thereof and replacing it with "; and"; and

           (ii)    Inserting the following after paragraph (p) thereof:

                   "(q) at any time at which the Borrower is required
              to have a Qualified Hedge Agreement in place pursuant to Section 5.1(m) hereof, the earliest to occur of (i) a default by the Borrower in its obligations under any Qualified Hedge Agreement obtained by it; (ii) a default by the provider of any Qualified Hedge Agreement in its payment obligations to the Borrower under such Qualified Hedge Agreement which default is not cured within ten (10) Business Days; (iii) a default by the provider of any Qualified Hedge Agreement in any other obligations under such Qualified Hedge Agreement which default is not cured within thirty (30) Business Days or (iv) any Qualified Hedge Agreement obtained by the Borrower ceases to be a Qualified Hedge Agreement (other than as a result of a default described in the preceding clause (ii)) and is not replaced with a new Qualified Hedge Agreement within thirty (30) Business Days of the date of such occurrence."

    (d)  Annex A is hereby amended by:

            (i) Adding the following phrase at the end of each of the definitions of "CCA Agreement", "Trust Agreement", "Loan Agreement" and "Master Servicing Agreement":

                        "as such agreement may be amended from time to
                   time".

           (ii) Adding the following definition after the definition of "Account Note":

                        ""Account Note Interest Rate" means, with respect
                   to a Qualified Hedge Agreement, the interest rate set forth in the Account Notes for the Accounts to which such Qualified Hedge Agreement relates."

          (iii) Deleting clause (j) of the definition of "Eligible Account" therein in its entirety and replacing it with the following:

                        "for which the Account Note evidences an
                   account bearing a fixed rate of interest and fully amortizing level monthly payments due on the 5th or the 15th day of each month; such Account Note bears an interest rate of not less than 10% per annum; and such Account Note has an original term to maturity not in excess of (i) 25 years with respect to Accounts on which the sales price to the customer is less than $50,000 and (ii) 30 years with respect to Accounts on which the sales price to the customer is equal to or greater than $50,000."

                        "Notwithstanding the foregoing, an Account
                   which otherwise meets the criteria specified for an "Eligible Account" except that the related Account Note provides for an interest rate of less than 10% per annum shall be considered an "Eligible Account", provided that the Borrower has obtained, prior to the date any such Account is to be considered an Eligible Account, and maintains at all times while the related Account Notes are outstanding, a Qualified Hedge Agreement with respect to such Accounts."

           (iv) Adding the following definition after the definition of "Independent":

                        ""Insurance Agreement" means the Insurance and
                   Reimbursement Agreement, dated as of August 2, 1995, among the Borrower, the Lender, the Collateral Agent, the Surety Provider and NationsBank, N.A., as such agreement may be amended from time to time."

            (v) Adding the following at the end of the definition of "Operative Documents":

                        "and any Qualified Hedge Agreement obtained
                   by the Borrower."

           (vi) Adding the following definitions after the definition of "Program Fee":

                        ""Qualified Hedge Agreement" means one or more
                   interest rate swaps, caps or collars, or any combination of such arrangements which, taken as a whole:

                        (a) is pledged to the Collateral Agent as collateral for the Senior Secured Obligations and provides that all payments to be made thereunder will be made to the Collection Account for the benefit of the Collateral Agent;

                        (b) provides for a notional amount at least equal to the Qualified Hedge Notional Amount for the Accounts to which such arrangement relates but which is not greater than the aggregate Economic Balance of all Eligible Accounts of the Borrower;

                        (c) provides that all payments to be made thereunder will be made on a Remittance Date;

                        (d) which, (i) in the case of an interest rate cap, provides for a strike price at least 1.00% below the Account Note Interest Rate for the related Accounts and (ii) in the case of an interest rate swap agreement, provides that the Borrower shall pay a fixed rate of interest not greater than a rate 1.00% below the Account Note Interest Rate for the related Accounts and the counterparty shall pay into the Collection Account for the benefit of the Collateral Agent by direct wire transfer interest calculated at a floating rate at least equal to the daily unweighted average of the USD-CP-H.15 (as defined in the 1991 ISDA Definitions);

                        (e) the counterparty of which is a Qualified Hedge Agreement Provider;

                        (f) is entered into pursuant to an ISDA Master Agreement and Schedule substantially in the form attached hereto as Exhibit I;

                        (g) the confirmation with respect to which does not amend or alter the terms of the agreement and schedule referred to in the preceding clause
                             (f)(other than deminimus non-material changes);

                        (h) will provide that the payments referred to in clause (d) of this definition will continue from the date of such Qualified Hedge Agreement through the 8-year and three-month period following the Scheduled Termination Date in effect as of the effective date of such Qualified Hedge Agreement; and

                        (i) is otherwise satisfactory in form and substance to each of the Lender and the Surety Provider as evidenced by their execution and delivery of a certificate in the form attached hereto as Exhibit II.

                             "Qualified Hedge Agreement Notional Amount" means,
                        with respect to any group of Accounts the Account Notes of which provide for interest at a rate of less than 10% per annum, an amount at least equal to the aggregate Economic Balance of such Accounts.

                             "Qualified Hedge Agreement Provider" means any
                        Person (a) in the case of NationsBank, N.A., the long-term debt rating of which is at least "A" from each of S&P and Moody's, and (b) in the case of any other Person, the long-term debt obligations of which are rated in one of the two highest long-term debt rating categories of each of S&P and Moody's."

          (vii) Adding the following definition after the definition of "Successor Servicer":

                        ""Surety Provider" means Capital Markets
                   Assurance Corporation, a New York stock insurance company.";

         (viii)    Adding Exhibit I hereto as Exhibit I to Annex I; and

           (ix)    Adding Exhibit II hereto as Exhibit II to Annex I.


    SECTION 2. Effectiveness; Binding Effect. This Amendment shall be effective as of the date hereof. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.


    SECTION 3. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.


    SECTION 4. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.


    SECTION 5. Loan Agreement to Remain in Full Force and Effect. Except as amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. All references in the Loan Agreement to "herein," or words of like import, and all references to the Loan Agreement in any agreement or document shall hereafter be deemed to refer to the Loan Agreement as amended hereby.


    SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same amendment.


    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                             MID-STATE TRUST V

                             By:  Wilmington Trust Company, not in its
                                  individual capacity but solely as Owner
                                  Trustee



                             By: /s/ Bruce Bisson
                                -------------------------------
                                Name:  Bruce Bisson
                                Title: Vice President


                             ENTERPRISE FUNDING CORPORATION


                             By: /s/ John R. Bulger
                                -------------------------------
                                Name:  John R. Bulger
                                Title: Vice President



                             FIRST UNION NATIONAL BANK OF FLORIDA,
                             as Collateral Agent


                             By: /s/ Lisa Derryberry
                                -------------------------------
                                Name:  Lisa Derryberry
                                Title: Vice President



                             NATIONSBANK, N.A.,
                             as Administrative Agent


                             By: /s/ Michelle M. Heath
                                -------------------------------
                                Name:  Michelle M. Heath
                                Title: Vice President

Capital Markets Assurance
Corporation hereby consents to
this Amendment No. 2 to Loan
Agreement by the execution
hereof.


CAPITAL MARKETS ASSURANCE
  CORPORATION


By: /s/ Steven Czark
   -------------------------------
   Name:  Steven Czark
   Title:

                                      EXHIBIT II

                                EXHIBIT II TO ANNEX I



                                     CERTIFICATE

         Reference is made to the Loan Agreement, dated as of March 2, 1995, among Mid-State Trust V, as Borrower, Enterprise Funding Corporation, as Lender (the "Lender"), First Union National Bank of Florida, as collateral agent, and NationsBank, N.A., as administrative agent, as such agreement may be amended from time to time (the "Loan Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

         This certificate is hereby delivered for the purposes of clause (i) of the definition of Qualified Hedge Agreement contained in the Loan Agreement.

         The undersigned hereby certify that as of the date hereof, [the Interest Rate Agreement, the Schedule thereto and the Confirmations] executed copies of which are attached hereto as Exhibit A constitute a "Qualified Hedge Agreement" with respect to Accounts, the related Account Notes which provide for interest at a rate of less than 10% per annum but are intended to qualify as Eligible Accounts as specified in paragraph (j) of the definition of Eligible Accounts. The attached Qualified Hedge Agreement shall continue to be satisfactory to the undersigned only until the occurrence of any of the events set forth in Section 6.1(q) of the Loan Agreement which are not cured within the time frame specified therein and only for so long as the Qualified Hedge Agreement meets the criteria set forth in clauses (a) through (h) of the definition of "Qualified Hedge Agreement" in Annex A to the Loan Agreement.

         IN WITNESS WHEREOF, we have hereunto set our hands.

March   ,1996                     ENTERPRISE FUNDING CORPORATION


                                  By____________________________
                                    Name:
                                    Title:



                                  CAPITAL MARKETS ASSURANCE
                                    CORPORATION


                                  By____________________________
                                    Name:
                                    Title:




                                          - B - ii -

 AMENDMENT NO. 3 TO LOAN AGREEMENT AND AMENDMENTS TO BORROWER
             ACCOUNT TRANSFER AGREEMENT AND FEE LETTER

    AMENDMENT NO. 3 TO LOAN AGREEMENT and AMENDMENTS TO BORROWER ACCOUNT TRANSFER AGREEMENT and FEE LETTER (this "Amendment"), dated as of July 31, 1997, by and among MID-STATE TRUST V, as Borrower (the "Borrower"), ENTERPRISE FUNDING CORPORATION, as Lender (the "Lender"), FIRST UNION NATIONAL BANK, formerly known as First Union National Bank of North Carolina and successor by merger to First Union National Bank of Florida, as Custodian/Collateral Agent (the "Collateral Agent"), NATIONSBANK, N.A., as Administrative Agent (the "Administrative Agent"), MID-STATE HOMES, INC. ("Mid-State") and JIM WALTER HOMES, INC. ("JWH").

    Capitalized terms used and not defined in this Amendment shall have the meanings ascribed to such terms in the Variable Funding Loan Agreement, dated as of March 3, 1995, among the parties hereto, as amended from time to time (as so amended, the "Loan Agreement").

                             PRELIMINARY STATEMENTS

    WHEREAS, the parties hereto are parties to the Loan Agreement, certain of the parties hereto executed the Fee Letter, and Mid-State and the Borrower are parties to the BAT Agreement;

    WHEREAS, Mid-State, JWH and such Eligible Originators as may become party thereto, from time to time, are parties to the Amended and Restated DAT Agreement, dated as of the date hereof;

    WHEREAS, the parties hereto wish to amend certain terms of the Loan Agreement, the BAT Agreement and the Fee Letter as hereinafter provided;

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Loan Agreement, the BAT Agreement and the Fee Letter and other good and valuable consideration, the receipt and adequacy of which is hereby expressly acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

    SECTION 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

         (a)  Section 2.6 is hereby amended by:

              (i) deleting the following at the end of the parenthetical at the end of paragraph (a) thereof:

              "and net of any amounts paid to the provider of any Qualified Hedge Agreement as permitted by the CCA Agreement"; and

              (ii) replacing (A) "8.1" in the thirteenth line thereof with "2.11" and (B) "36" in the fifteenth line of paragraph (d) thereof with "24".

                    (b)  Adding the following as a new Section 2.11 thereto:

                    "SECTION 2.11 Renewal of Revolving Credit Facility. In the event that the Borrower desires to extend the Scheduled Termination Date, it shall, at least 60 days but not more than 120 days prior to the then current Scheduled Termination Date, send a notice (an 'Extension Request') to the Lender, requesting whether or not the Lender elects, in its sole discretion, to extend the Scheduled Termination Date for an additional 364 days following the then effective Scheduled Termination Date. The Lender shall, within 30 days after receipt of the Extension Request, notify the Borrower, the Collateral Agent, the Administrative Agent and the Surety Provider of its decision regarding such extension. If the Lender agrees to so extend, then the Scheduled Termination Date shall be extended to the date which is 364 days after the then effective Scheduled Termination Date; if the Lender does not agree to so extend, then the Scheduled Termination Date shall remain as the then effective Scheduled Termination Date."

                    (c) Section 3.1(q) is hereby amended by adding the phrase "or Eligible Originator" after the word "Originator" in the sixth line thereof.

                    (d) Section 4.1(i) is hereby amended by adding the phrase ", any Eligible Originator" after the word "Originator" in the fifth line thereof.

                    (e) Section 4.1(k) is hereby amended by adding the phrase ", the State of its incorporation with respect to any Eligible Originator" after the phrase "Depositor," in the third line thereof.

                    (f) Section 4.1(m) is hereby amended by adding the phrase ", any Eligible Originator's" after the word "Originator's" in the sixth line thereof.

                    (g) Section 4.2(h) is hereby amended by adding the following phrase after "Originator" in the third line thereof:
               "(or originated by an Eligible Originator and sold to the Depositor)".

                    (h) Section 5.1(b) is hereby amended by adding the phrase ", any Eligible Originator" after the word "Originator" in the third line thereof.

                    (i) Section 5.1(d) is hereby amended by adding the phrase ", any Eligible Originator" after the word "Depositor" in the tenth line thereof.

                    (j) Section 5.1 is hereby amended by deleting clause (m) at the end of such Section.

                    (k) Section 5.2 is hereby amended by adding the following clause (m) at the end thereof:

                    "(m)  Approval of Administrative Agent and Surety
               Provider. The Borrower shall not make any request for a Loan hereinunder unless all criteria set forth in the definition of "Eligible Originator" have been satisfied."

                    (l)  Section 6.1 is hereby amended by:

                         (i) adding the phrase ", any Eligible Originator," before "the Originator" in clauses (c), (e) and (f) thereof and after "Depositor" in clauses (a), (h) and
                (i) thereof;

                         (ii) placing a period at the end of paragraph (p)
                thereof; and

                         (iii) deleting paragraph (q) thereof.

                    (m)  Amending Annex A thereto by:

                         (i) making the following changes to the definition of "Account Documents":

                              (A)  adding the following phrase after
                         "Originator" in clause (iv) thereof: "or an Eligible Originator";

                              (B)  adding the following phrase before
                         "Originator" in clause (vi)(1) thereof: "Eligible Originator or to the"; and

                              (C) adding the phrase "an Eligible Originator," after "Depositor" in clause (viii) thereof;

                         (ii) deleting the definition of "Account Note Interest
                     Rate";

                         (iii) replacing "80%" and "70%" in the definition
                     of "AEB" with "85%" and "75%", respectively;

                         (iv) adding the following phrase after "Originator" in
                    the fourth line of the definition of "Agreement for Deed":
                    "(or an Eligible Originator)";

                         (v) adding the phrase "and any Eligible Originator" after the word "Originator" in the third line of the definition of "Assignments";

                         (vi) adding the following phrase before the period in
                    the definition of "BAT Agreement" ", as amended from time to time";

                         (vii) adding the phrase "and any Eligible
                    Originator" after the word "Originator" in the second line of the definition of "Buy-Back Obligation";

                         (viii) adding the following phrase before the period
                    in the definition of "DAT Agreement" ", as amended from time to time";

                         (ix) deleting the second paragraph of clause (j) of the
                    definition of "Eligible Account" and changing "10%" in the seventh line of the first paragraph thereof to "8.5%";

                         (x) adding the phrase "or any Eligible Originator"
                    after the word "Originator" in the third line of clause (o) of the definition of "Eligible Account"

                         (xi) deleting "and" after the semicolon in clause (x)
                    of the definition of "Eligible Account," replacing the period at the end of clause (y) of such definition with ";" and adding the following new clause (z) to such definition:
                    "(z) which has been generated by the Originator, or by an Eligible Originator; and";

                         (xii) adding the following new clause (aa) to the
                    definition of "Eligible Account": "(aa) with respect to any Account originated by an Eligible Originator, the amount thereof, together with the amount of all other outstanding Accounts of such Eligible Originator purchased under the DAT Agreement, would not represent greater than 3% of the Borrowing Base, and (ii) with respect to any Account originated by an Eligible Originator, the amount thereof, together with the amount of all outstanding Accounts purchased from all Eligible Originators under the DAT Agreement, would not represent greater than 10% of the Borrowing Base.";

                         (xiii) by adding the following new definition
                    thereto after the definition of "Eligible Investments":

                         'Eligible Originator' means a corporation (i) engaged in the residential building business, all of the outstanding capital stock of which is owned by either the Originator or Walter Industries, Inc., (ii) which has been approved in writing by the Administrative Agent and the Surety Provider in their sole discretion,
                         (iii) which has delivered opinions of its counsel, in form satisfactory to the Administrative Agent and Surety Provider, with respect to (A) the enforceability of the Amended and Restated DAT Agreement against such Eligible Originator; and (B) the creation and perfection of a security interest by such Eligible Originator in the Accounts and Account Documents created under the DAT Agreement in favor of the Depositor; which such opinion shall be delivered when such Eligible Originator becomes a party thereto, except that in the case of Neatherlin Homes, Inc., such opinion shall be delivered no later than 15 days after the effectiveness of the Amended and Restated DAT Agreement (the "Opinion Date"); and (iv) as to which UCC-1 financing statements have been filed against such Eligible Originator covering the property conveyed to Mid-State under the Amended and Restated DAT Agreement.";

                         (xiv) adding the following phrase after the definition
                    of "Fee Letter": "as such agreement may be amended from time to time.";

                         (xv) changing "$500,000,000" in the definition of
                    "Maximum Net Investment" to "$400,000,000";

                         (xvi) deleting the phrase "and any Qualified Hedge
                    Agreement obtained by the Borrower" at the end of the definition of "Operative Documents";

                         (xvii) deleting the following definitions: "Qualified
                    Hedge Agreement", "Qualified Hedge Agreement Notional Amount" and "Qualified Hedge Agreement Provider";

                         (xviii) adding the phrase "or Eligible Originator"
                    after the word "Originator" in the third line of the definition of "Repurchase Price";

                         (xix) adding "or Eligible Originator" after
                    "Originator" in the definition of "Resale Account"; and

                         (xx) deleting the definition of "Scheduled Termination
                    Date" and replacing it in its entirety by the following:

                         "'Scheduled Termination Date' means June __, 1998, or such later date as is agreed to by the Lender in its sole discretion, pursuant to Section 2.11 of the Loan Agreement."

               SECTION 2. Amendment to BAT Agreement. (a) Section 1 of the BAT Agreement shall be amended by adding the phrase "or Eligible Originator" after the word "Originator" in the eighth line thereof.

                    (b) Section 3(a)(ii) of the BAT Agreement is hereby amended by adding the phrase "or Eligible Originator" after the word "Originator" in the first line thereof.

                    (c) Section 3(c)(xi) is hereby amended by adding the phrase "or Eligible Originator" after the word "Originator" in the sixth line thereof.

                    (d) Section 3(c)(xv) is hereby amended by adding the phrase "or Eligible Originator" after the word "Originator" in the third line thereof.

                    (e) Section 3(c)(xviii) is hereby amended by adding the phrase "or Eligible Originator" after the word "Originator" in the first line thereof.

                    (f) Section 3(c)(xix) is hereby amended by adding the phrase "or Eligible Originator" after the word "Originator" in the third line thereof.

               SECTION 3. Amendment to Fee Letter. Schedule A to the Fee Letter shall be amended by replacing (a) ".20%" in Facility Fee with ".15%" and (b) ".50%" in "Program Fee" with ".30%".

               SECTION 4. Conditions to Effectiveness. This Amendment shall be effective on and as of the date on which all parties hereto have executed this Amendment and delivered their signature pages hereto to the Lender and the Lender shall have received the following, each of which shall be in form and substance satisfactory to the Lender:

                    (a) An amendment to the Insurance Agreement and the surrender by the Collateral Agent of the Surety Bond issued by the Surety Provider to the Collateral Agent on March 29, 1996, and cancellation thereof, and issuance of a new Surety Bond in the forms attached hereto as Exhibits A and B, respectively, duly executed by the parties thereto;

                    (b) An opinion of counsel to the Surety Provider regarding the enforceability of the amendments described in (a) above against the Surety Provider;

                    (c) The Trust shall have executed and delivered to the Lender a new Variable Funding Note in the form of Exhibit C attached hereto;

                    (d) The ISDA Master Agreement, dated as of March 29, 1996, between the Trust and NationsBank, N.A., and the schedule attached thereto, shall have been terminated and all payments due and owing thereunder by the parties thereto shall have been paid in full;

                    (e) The Amended and Restated DAT Agreement shall have been duly executed by the parties thereto.

               SECTION 5. Conditions Subsequent to Effectiveness. Mid-State hereby agrees to deliver an opinion of its counsel, in form satisfactory to the Administrative Agent and the Surety Provider, with respect to the creation and perfection of the security interest created under the BAT Agreement by Mid-State in the Accounts and Account Documents in favor of the Borrower, which such opinion shall be delivered by the Opinion Date.

               SECTION 6. Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

               SECTION 7. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

               SECTION 8. Agreements to Remain in Full Force and Effect.
Except as amended hereby, the Loan Agreement, the Depositor Account Transfer Agreement and the Fee Letter shall remain in full force and effect and are hereby ratified, adopted and confirmed in all respects. All references in the Loan Agreement and the Fee Letter to "herein," or words of like import, and all references to the Loan Agreement and the Fee Letter in any agreement or document shall hereafter be deemed to refer to the Loan Agreement and Fee Letter, respectively, as amended hereby.

               SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               SECTION 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same amendment. The parties hereto do not intend that the Collateral Agent shall become, and the Collateral gent shall not become, a party to the BAT Agreement or the Fee Letter as a result of its execution and delivery of one (1) or more counterparts of this Amendment.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

                                                  MID-STATE TRUST V

                                        By:  Wilmington Trust Company, not in
                                             its individual capacity but solely
                                             as Owner Trustee



                                        By: /s/ Bruce L. Bisson
                                           -----------------------------
                                           Name:  Bruce L. Bisson
                                           Title: Vice President




                                        ENTERPRISE FUNDING CORPORATION



                                        By: /s/ Stewart L. Cutler
                                           -----------------------------
                                           Name:  Stewart L. Cutler
                                           Title: Vice President




                                        FIRST UNION NATIONAL BANK,
                                        as Collateral Agent



                                        By: /s/ Lisa Derryberry
                                           -----------------------------
                                           Name:  Lisa Derryberry
                                           Title: Vice President




                                        NATIONSBANK, N.A.,
                                        as Administrative Agent



                                        By: /s/ Stan Meihaus
                                           -----------------------------
                                           Name:  Stan Meihaus
                                           Title: Vice President

                                        MID-STATE HOMES, INC.



                                        By: /s/ Donald M. Kurucz
                                           -----------------------------
                                           Name:  Donald M. Kurucz
                                           Title: Vice President




                                        JIM WALTER HOMES, INC.



                                        By: /s/ Joseph H. Kelly, Jr.
                                           -----------------------------
                                           Name:  Joseph H. Kelly, Jr.
                                           Title: Vice President



Capital Markets Assurance
Corporation hereby consents to
the foregoing amendment by the
execution hereof:



CAPITAL MARKETS ASSURANCE
  CORPORATION



By: /s/ Rajat Basu
   -----------------------------
   Name:  Rajat Basu
   Title: Managing Director

Date: